Exhibit 10.4
EXECUTION COPY
SUPPLEMENTAL INDENTURE
     SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of December 21, 2007, among Milacron Capital Holdings B.V., a company organized under the laws of the Netherlands (the “Guaranteeing Subsidiary”) and a subsidiary of Milacron Inc., a Delaware corporation (the “Company” and permitted successor to Milacron Escrow Corporation), the Company, the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H
     WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified from time to time, the “Indenture”), dated as of May 26, 2004 providing for the issuance of 11 1/2 % Senior Secured Notes due 2011 (the “Notes”);
     WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and
     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
     1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
     2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 11 thereof.
     3. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any other Guarantor under the Notes, any Note Guarantees, the Intercreditor Agreement, the Security Documents, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.
     4. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
     5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
     7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

MILACRON CAPITAL HOLDINGS B.V.,

By	/s/ G. van Deventer

Name: G. van Deventer
Title: Managing Director

MILACRON INC.,

By	/s/ Ross A. Anderson

Name: R. A. Anderson
Title: Senior Vice President —
Finance and Chief Financial
Officer

MILACRON MARKETING COMPANY,

By	/s/ Ross A. Anderson

Name: R. A. Anderson
Title: Vice President — Finance,
Chief Financial Officer and
Controller

EACH GUARANTOR LISTED ON
SCHEDULE A HERETO,

By	/s/ Ross A. Anderson

Name: R. A. Anderson
Title: Treasurer

EACH GUARANTOR LISTED ON
SCHEDULE B HERETO,

By	/s/ Hugh C. O’Donnell

Name: H. C. O’Donnell
Title: Secretary

D-M-E COMPANY

By	/s/ Ross A. Anderson

Name: R. A. Anderson
Title: Vice President

D-M-E OF CANADA LIMITED,

By	/s/ John C. Francy

Name: J. C. Francy
Title: Treasurer

MILACRON INTERNATIONAL
MARKETING COMPANY,

By	/s/ Ross A. Anderson

Name: R. A. Anderson
Title: Treasurer and Assistant
Secretary

U.S. BANK NATIONAL ASSOCIATION,
as Trustee,

By	/s/ Karolina K. Donlin

Authorized Signatory

SCHEDULE A
Northern Supply Company, Inc.
Nickerson Machinery Chicago Inc.
Pliers International, Inc.
D-M-E U.S.A. Inc.
D-M-E Manufacturing Inc.
Uniloy Milacron Inc.
Uniloy Milacron U.S.A. Inc.
Milacron Industrial Products, Inc.
Oak International, Inc.
Cimcool Industrial Products Inc.
Milacron Plastics Technologies Group Inc.
Progress Precision Inc.

SCHEDULE B
450500 Ontario Limited
Milacron Canada Inc.
528650 Ontario Limited
2913607 Canada Limited